Exhibit 35.1



  [LOGO]
HOME LOAN
 SERVICES

Financial Assets Securities Corp. as Depositor
Attention: Legal
600 Steamboat Road
Greenwich, CT 06830

Deutsche Bank National Trust Company, as Trustee
Attention: Trust Administration - FFMLT 2006-FF16
1761 East Andrew Flace
Santa Ana, CA 92705-4934

                    FORM OF ANNUAL STATEMENT AS TO COMPLIANCE
                            FFMLT, SERIES 2006-FF16

            I, Steven A. Baranet, hereby certify that I am a duly appointed Vice President of Home Loan Services, Inc., f/k/a National City Home Loan Services (the "Servicer"), and further certify as follows:

            1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Agreement"), among Financial Asset Securities Corp., as depositor, the Servicer, and Deutsche Bank National Trust Company, as trustee.

            2. I have reviewed the activities of the Servicer during the preceding year and the Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout the year.

            Capitalized terms not otherwise defined herein have the meanings set forth in the Agreements.


            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 1, 2007.

Loan Services
P.O. Box 1838
Pittsburgh, PA 15230-1838

[LOGO] Merrill Lynch
Home Loan Services is a subsidiary
of Merrill Lynch Bank and Trust Co., FSB

                                                                       [LOGO]
                                                                   EQUAL HOUSING
                                                                       LENDER

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                                HOME LOAN SERVICES, INC.,
                                f/k/a NATIONAL CITY HOME LOAN SERVICES, INC.


                                          By:    /s/ Steven A. Baranet
                                                 -------------------------------
                                          Name:  Steven A. Baranet
                                          Title: Vice President

            I, Bruce E. Barron a Director of the Servicer, hereby certifies that Steven A. Baranet is a duly elected, qualified, and acting Vice President of the Servicer and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 1, 2007.


                                          By:    /s/ Bruce E. Barron
                                                 -------------------------------
                                          Name:  Bruce E. Barron
                                          Title: Director